UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 15, 2004

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2004-B Owner Trust
(Exact name of registrant as specified in its charter)

Delaware	333-87970-06	51-6550726
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8583

Item 5. Other Events.

On November 15, 2004, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of June 24, 2004 (the "Agreement"), among Nissan Auto Receivables 2004-B Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2004-B Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
20.1	Servicer's Certificate for the month of October 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2004-B OWNER TRUST
By:	Nissan Auto Receivables Corporation II

By:	____/s/___Joji Tagawa_________________
	Name: Title:	Joji Tagawa Treasurer

November 30, 2004

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Servicer's Certificate for the month of October 2004	5

Exhibit 20.1

Nissan Auto Receivables 2004-B

Servicer's Certificate

For the month of October 2004

NAR 2004-B
Collection Period	Oct-04			30/360 Days	30
Distribution Date	15-Nov-04			Actual/360 Days	31

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,552,459,984.25	1,378,705,944.77	1,336,851,370.25	0.861118
Total Securities		1,552,459,984.25	1,378,705,944.77	1,336,851,370.25	0.861118
Class A-1 Notes	1.64000%	354,800,000.00	181,045,960.52	139,191,386.00	0.392309
Class A-2 Notes	2.50000%	383,000,000.00	383,000,000.00	383,000,000.00	1.000000
Class A-3 Notes	3.35000%	512,000,000.00	512,000,000.00	512,000,000.00	1.000000
Class A-4 Notes	4.00000%	225,000,000.00	225,000,000.00	225,000,000.00	1.000000
Certificates	0.00000%	77,659,984.25	77,659,984.25	77,659,984.25	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	41,854,574.52	255,677.13	117.9666700	0.7206232
Class A-2 Notes	0.00	797,916.67	-	2.0833333
Class A-3 Notes	0.00	1,429,333.33	-	2.7916667
Class A-4 Notes	0.00	750,000.00	-	3.3333333
Certificates	0.00	0.00	-	-
Total Securities	41,854,574.52	3,232,927.13

I. COLLECTIONS

Interest:
Interest Collections				3,419,350.75
Repurchased Loan Proceeds Related to Interest				0.00
Total Interest Collections				3,419,350.75

Principal:
Principal Collections				40,270,415.64
Repurchased Loan Proceeds Related to Principal				0.00
Total Principal Collections				40,270,415.64

Recoveries of Defaulted Receivables				264,212.79
Investment Earnings on Yield Supplement Account				97,218.44
Release from the Yield Supplement Account				3,189,274.67
Servicer Advances				265,722.74

Total Collections				47,506,195.03

II. COLLATERAL POOL BALANCE DATA
			Number	Amount
Pool Balance - Beginning of Period			74,621	1,378,705,944.77
Total Principal Collections				40,270,415.64
Principal Amount of Gross Losses				1,584,158.88
			73,747	1,336,851,370.25

III. DISTRIBUTIONS

Total Collections				47,506,195.03
Reserve Account Draw				0.00
Total Available for Distribution				47,506,195.03

1. Reimbursement of Advance				40,870.72

2. Servicing Fee:
Servicing Fee Due				1,148,921.62
Servicing Fee Paid				1,148,921.62
Servicing Fee Shortfall				0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall				0.00
Class A-1 Notes Interest on Interest Carryover Shortfall				0.00
Class A-1 Notes Monthly Interest Distributable Amount				255,677.13

Class A-1 Notes Monthly Interest Paid				255,677.13
Change in Class A-1 Notes Interest Carryover Shortfall				0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall				0.00
Class A-2 Notes Interest on Interest Carryover Shortfall				0.00
Class A-2 Notes Monthly Interest Distributable Amount				797,916.67

Class A-2 Notes Monthly Interest Paid				797,916.67
Change in Class A-2 Notes Interest Carryover Shortfall				0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall				0.00
Class A-3 Notes Interest on Interest Carryover Shortfall				0.00
Class A-3 Notes Monthly Interest Distributable Amount				1,429,333.33

Class A-3 Notes Monthly Interest Paid				1,429,333.33
Change in Class A-3 Notes Interest Carryover Shortfall				0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall				0.00
Class A-4 Notes Interest on Interest Carryover Shortfall				0.00
Class A-4 Notes Monthly Interest Distributable Amount				750,000.00

Class A-4 Notes Monthly Interest Paid				750,000.00
Change in Class A-4 Notes Interest Carryover Shortfall				0.00

Total Note Monthly Interest
Total Note Monthly Interest Due				3,232,927.13
Total Note Monthly Interest Paid				3,232,927.13
Total Note Interest Carryover Shortfall				0.00
Change in Total Note Interest Carryover Shortfall				0.00

Total Available for Principal Distribution				43,083,475.56

4. Total Monthly Principal Paid on the Notes				41,854,574.52

Total Noteholders' Principal Carryover Shortfall				0.00
Total Noteholders' Principal Distributable Amount				41,854,574.52
Change in Total Noteholders' Principal Carryover Shortfall				0.00

5. Total Monthly Principal Paid on the Certificates				0.00

Total Certificateholders' Principal Carryover Shortfall				0.00
Total Certificateholders' Principal Distributable Amount				0.00
Change in Total Certificateholders' Principal Carryover Shortfall				0.00

Remaining Available Collections				1,228,901.04
Deposit from Remaining Available Collections to fund Reserve Account				0.00
Remaining Available Collections Released to Seller				1,228,901.04

IV. YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance				68,965,168.19
Release to Collection Account				3,189,274.67
Ending Yield Supplement Account Balance				65,775,893.52

V. RESERVE ACCOUNT

Initial Reserve Account Amount				7,762,299.92
Required Reserve Account Amount				7,762,299.92
Beginning Reserve Account Balance				7,762,299.92
Ending Reserve Account Balance				7,762,299.92

Reserve Account Triggers			Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage			2.00%	0.15%	Pass
Average Three Period Charge Off Rate			2.75%	0.64%	Pass

Required Reserve Account Amount for Next Period				7,762,299.92

VI. POOL STATISTICS

Weighted Average Coupon				3.11%
Weighted Average Remaining Maturity				47.87

Principal Recoveries of Defaulted Receivables				264,212.79
Principal on Defaulted Receivables				1,584,158.88
Pool Balance at Beginning of Collection Period				1,378,705,944.77
Net Loss Ratio				1.15%

Net Loss Ratio for Second Preceding Collection Period				0.19%
Net Loss Ratio for Preceding Collection Period				0.59%
Net Loss Ratio for Current Collection Period				1.15%
Average Net Loss Ratio				0.64%

Cumulative Net Losses for all Periods				2,415,138.25

Delinquent Receivables:			Amount	Number
31-60 Days Delinquent			10,306,973.73	534
61-90 Days Delinquent			2,262,123.13	125
91-120 Days Delinquent			237,708.89	16
Total Delinquent Receivables:			12,806,805.75	675
60+ Days Delinquencies as Percentage of Receivables			0.19%	0.19%

Delinquency Ratio for Second Preceding Collection Period				0.11%
Delinquency Ratio for Preceding Collection Period				0.16%
Delinquency Ratio for Current Collection Period				0.19%
Average Delinquency Ratio				0.15%